         ------------------------------------------------------------
                                 MORGAN STANLEY
                                   DEAN WITTER
                                EMERGING MARKETS
                                 DEBT FUND, INC.
         ------------------------------------------------------------


                                  ANNUAL REPORT
                                DECEMBER 31, 2000
                           MORGAN STANLEY DEAN WITTER
                           INVESTMENT MANAGEMENT INC.
                               INVESTMENT ADVISER


                           MORGAN STANLEY DEAN WITTER
                        EMERGING MARKETS DEBT FUND, INC.
==============================================================================
DIRECTORS AND OFFICERS


Barton M. Biggs                        Fergus Reid
CHAIRMAN OF THE BOARD                  DIRECTOR
OF DIRECTORS

Harold J. Schaaff, Jr.                 Frederick O. Robertshaw
PRESIDENT AND DIRECTOR                 DIRECTOR

John D. Barrett II                     Stefanie V. Chang
DIRECTOR                               VICE PRESIDENT

Gerard E. Jones                        Arthur J. Lev
DIRECTOR                               VICE PRESIDENT

Graham E. Jones                        Joseph P. Stadler
DIRECTOR                               VICE PRESIDENT

John A. Levin                          Mary E. Mullin
DIRECTOR                               SECRETARY

Andrew McNally IV                      Belinda A. Brady
DIRECTOR                               TREASURER

William G. Morton, Jr.                 Robin L. Conkey
DIRECTOR                               ASSISTANT TREASURER

Samuel T. Reeves
DIRECTOR
==============================================================================
INVESTMENT ADVISER
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
------------------------------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
------------------------------------------------------------------------------
CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
------------------------------------------------------------------------------
SHAREHOLDER SERVICING AGENT
Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
------------------------------------------------------------------------------
LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
------------------------------------------------------------------------------
INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116
==============================================================================
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.msdw.com/im.

LETTER TO SHAREHOLDERS
----------

For the year ended December 31, 2000, the Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 13.50% compared to 14.41% for the J.P. Morgan Emerging Markets Bond Global Index (the "Index") and 15.66% for the J.P. Morgan Emerging Markets Bond Plus Index. For the period from the Fund's commencement of operations on July 23, 1993 through December 31, 2000, the Fund's total return, based on net asset value per share, was 143.75% compared to 132.97% for the Index and 139.64% for the J.P. Morgan Emerging Markets Bond Plus Index. On March 31, 2000, the Fund changed its index for performance comparison purposes to the J.P. Morgan Emerging Markets Bond Global Index as it has more comprehensive coverage of geographic regions and types of securities in which the Fund may invest. On December 31, 2000, the closing price of the Fund's shares on the New York Stock Exchange was $6 7/8, representing a 16.3% discount to the Fund's net asset value per share.

Relative to other non-Treasury sectors, the Fund's securities performed quite well in 2000. The vast majority of the positive performance was the result of their higher yields. Price appreciation was minimal during the year as yield spreads ended the year roughly unchanged from a year ago.

Overweights in Russia and Jordan, underweights in Argentina, Korea, and Nigeria, and security selection in Turkey all helped portfolio returns. Fund returns were hurt by overweights in Colombia, Peru, and Philippines -- all credits whose asset prices tumbled following unexpected political surprises.

There were four recurring emerging market debt (EMD) themes last year. Perhaps the most important was the culmination of EMD's "healing" from 1997-98's Asian and Russian traumas. Many countries benefited from orthodox policy initiatives put in place as the result of crises past. Fears that global investors would eschew the asset class proved exaggerated and the year actually saw capital inflows into EMD. Volatility declined as investors' comfort level improved, helping EMD weather what was otherwise a turbulent year in international capital markets.

The high price of oil and other commodities was 2000's second theme, with higher oil prices hurting importers and helping exporters. Luckily for the asset class, oil exporters are well-represented within the EMD universe. Not surprisingly, Russian, Algerian, Mexican, and Venezuelan issues outperformed most other credits.

Liability management was the year's third theme. Many sovereigns engaged in bond exchanges. Some -- such as Brazil and Mexico -- entered into those from a position of strength, using these operations to extend maturities and reduce funding costs. Others occurred as a result of sovereigns curing previous defaults (e.g., Ecuador, Russia, and Pakistan).

The year's final theme was a growing concern regarding Argentina and Turkey. Not coincidentally, both countries have inflexible (and overvalued) exchange rates and large fiscal imbalances. Uncertainties surrounding both credits continue to cast a shadow over the entire asset class, thereby justifying an underweight in both countries within the Fund.

As we enter 2001, our largest overweights are in Mexico, Colombia and Bulgaria. While the situation in both Argentina and Turkey will remain a source of concern, there are more reasons for us to be optimistic about the entire EMD area in the new year.

Sincerely,

/s/ Harold J. Schaaf, Jr.

Harold J. Schaaff, Jr.
PRESIDENT AND DIRECTOR

January 2001

THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED.

FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Investment Summary as of December 31, 2000 (Unaudited)

HISTORICAL
INFORMATION                                               TOTAL RETURN (%)
                     ----------------------------------------------------------------------------------------------
                        MARKET VALUE (1)     NET ASSET VALUE (2)   JPM EMB GLOBAL INDEX (3)  JPM EMB PLUS INDEX (4)
                     --------------------    -------------------   ------------------------  ----------------------
                                  AVERAGE                AVERAGE                 AVERAGE                  AVERAGE
                     CUMULATIVE    ANNUAL    CUMULATIVE   ANNUAL     CUMULATIVE   ANNUAL      CUMULATIVE   ANNUAL
                     ----------   -------    ----------  -------     ----------  -------      ----------  -------
ONE YEAR               16.49%      16.49%      13.50%     13.50%       14.41%     14.41%        15.66%     15.66%
FIVE YEAR              58.36        9.63       90.87      13.80        90.24      13.73         96.49      14.46
SINCE INCEPTION*      103.87       10.05      143.75      12.71       132.97      12.04        139.64      12.46

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
------------------------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION

[CHART]

                                                        YEAR ENDED DECEMBER 31,
                               1993*     1994      1995      1996      1997      1998      1999      2000
                               -----     ----      ----      ----      ----      ----      ----      ----
Morgan Stanley Dean Witter     35.96%   -25.95%    26.85%    50.98%    21.71%   -33.00%    36.58%    13.50%
Emerging Markets Debt Fund,
Inc (2)

J.P. Morgan Emerging           18.67%   -18.35%    26.38%    35.23%    11.95%   -11.54%    24.18%    14.41%
Markets Bond Global Index
Total Return (3)

J.P. Morgan Emerging           18.67%   -18.93%    26.77%    39.31%    13.02%   -14.35%    25.97%    15.66%
Markets Bond Plus Index
Total Return (4)

                                                                  YEAR ENDED DECEMBER 31,
                                         1993*     1994      1995      1996     1997     1998      1999      2000
                                         -----     ----      ----      ----     ----     ----      ----      ----
Net Asset Value Per Share                $18.96   $12.23    $12.40     $17.31   $15.21   $7.01    $8.36     $8.22
Market Value Per Share                   $18.13   $11.38    $12.50     $15.13   $15.38   $7.19    $6.81     $6.88
Premium/(Discount)                         -4.4%    -7.0%      0.8%     -12.6%     1.1%    2.6%   -18.5%    -16.3%
Income Dividends                          $0.16   $ 1.49    $ 1.72     $ 1.08   $ 1.27   $1.41    $1.01     $1.08
Capital Gains Distributions                  --   $ 0.41        --         --   $ 3.44   $2.94       --        --
Fund Total Return (2)                     35.96%  -25.95%    26.85%+    50.98%   21.71% -33.00%   36.58%    13.50%
JPM EMB Global Index Total Return (3)     18.67%  -18.35%    26.38%     35.23%   11.95% -11.54%   24.18%    14.41%
JPM EMB Plus Index Total Return (4)       18.67%  -18.93%    26.77%     39.31%   13.02% -14.35%   25.97%    15.66%

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The J.P. Morgan Emerging Markets Bond Global Index (the "JPM EMB Global Index") tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The JPM EMB Global Index includes coverage of 27 emerging market countries. On March 31, 2000, the Fund began using this index for performance comparison purposes as it has more comprehensive coverage of the geographic regions and types of securities in which the Fund may invest. Because JPM EMB Global Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
(4) The J.P. Morgan Emerging Markets Bond Plus Index (the "JPM EMB Plus Index") is a market weighted index comprised of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela. Because the JPM EMB Plus Index was not available prior to January 1, 1994, the performance of the J.P. Morgan Emerging Markets Bond Index is shown for the period July 23, 1993 to December 31, 1993, and used for purposes of computing cumulative performance of the benchmark index for that period.
*   The Fund commenced operations on July 23, 1993.
+ This return does not include the effect of the rights issued in connection with the rights offering.

Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.
Portfolio Summary as of December 31, 2000
==============================================================================
DIVERSIFICATION OF TOTAL INVESTMENTS

[CHART]

Debt Securities              (100%)

------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

[CHART]

Other                        (9.3%)
Algeria                      (1.9%)
Philippines                  (2.0%)
Colombia                     (2.3%)
South Korea                  (3.9%)
Bulgaria                     (4.0%)
Venezuela                    (4.6%)
Argentina                    (9.3%)
Russia                       (12.8%)
Mexico                       (26.4%)
Brazil                       (23.5%)

------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                  PERCENT OF
                                                     TOTAL
                                                  INVESTMENTS
                                                 -------------
1.  United Mexican States Discount Bond 'A'
      7.313%, 12/31/19 (Mexico)                      9.5%
2.  Federative Republic of Brazil Global Bond
      14.50%, 10/15/09 (Brazil)                      6.5
3.  United Mexican States par Bond 'W-B'
      6.25%, 12/31/19 (Mexico)                       5.4
4.  Russian Federation
      12.75%, 6/24/28 (Russia)                       4.8
5.  Russian Federation Step Bond
      2.25%, 3/31/30 (Russia)                        4.5
6.  Republic of Argentina Par Bond 'L-GP'
      6.00%, 3/31/23 (Argentina)                     4.4
7.  Federative Republic of Brazil Bond PIK 'C'
      8.00%, 4/15/14 (Brazil)                        4.0
8.  Republic of Korea
      8.875%, 4/15/08 (South Korea)                  3.9
9.  Federative Republic of Brazil
      11.625%, 4/15/04 (Brazil)                      3.4
10. Russian Federation
      8.25%, 3/31/10 (Russia)                        3.0
                                                    ----
                                                    49.4%
                                                    ====

FINANCIAL STATEMENTS
---------
STATEMENT OF NET ASSETS
(SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENTS)
---------
DECEMBER 31, 2000

                                                        FACE
                                                       AMOUNT         VALUE
                                                        (000)         (000)
------------------------------------------------------------------------------
DEBT INSTRUMENTS (100.0%)
------------------------------------------------------------------------------
ALGERIA (1.9%)
SOVEREIGN (1.9%)
  Algerian Loan Agreement Tranche 1
       0.00%,  3/31/10                         U.S.$   3,092       U.S.$ 2,590
  Algerian Loan Agreement Tranche 3
       0.00%,  3/31/10                                 1,348             1,038
                                                                   -----------
                                                                         3,628
                                                                   -----------
------------------------------------------------------------------------------
ARGENTINA (9.3%)
CORPORATE (0.2%)
  Cablevision SA
       (b)13.75%,  5/1/09                                400               294
                                                                   -----------
SOVEREIGN (9.1%)
  Republic of Argentina
     (c)7.875%,  3/31/23                               3,100             2,375
        10.25%,  7/21/30                               1,700             1,411
        11.75%,  6/15/15                               1,534             1,392
  Republic of Argentina Global Bond
       11.375%,  1/30/17                               1,000               896
  Republic of Argentina 'L'
     (c)7.375%,  3/31/05                               3,240             2,948
  Republic of Argentina Par Bond 'L-GP'
     (a)6.00%,  3/31/23                               11,900             8,256
                                                                   -----------
                                                                        17,278
                                                                   -----------
                                                                        17,572
                                                                   -----------
------------------------------------------------------------------------------
BRAZIL (23.5%)
CORPORATE (1.3%)
  Banco Nacional de Desenvolvimento
    Economico e Social
     (c)12.554%,  6/16/08                              2,700             2,525
                                                                   -----------
SOVEREIGN (22.2%)
  Federative Republic of Brazil Bond
    11.625%,  4/15/04                                  7,000             7,273
    12.25%,  3/6/30                                    5,300             4,920
  Federative Republic of Brazil 'C-L'
    Bond
      8.00%,  4/15/14                                  1,108               859
  Federative Republic of Brazil Bond 'EI'
    (Registered)
      (c,d)7.375%,  4/15/06                            3,124             2,913
  Federative Republic of Brazil Bond
    'EI-L'
      (c,d)7.375%,  4/15/06                            4,576             4,267
  Federative Republic of Brazil Bond PIK 'C'
       (d)8.00%,  4/15/14                              9,711             7,523
  Federative Republic of Brazil Global
    Bond
      14.50%,  10/15/09                               11,117            12,270
------------------------------------------------------------------------------


SOVEREIGN  (CONTINUED)
  Federative Republic of Brazil 'Z-L' Bond
    6.00%,  4/15/24                            U.S.$   3,200       U.S.$ 2,218
                                                                   -----------
                                                                        42,243
                                                                   -----------
                                                                        44,768
                                                                   -----------
------------------------------------------------------------------------------
BULGARIA (4.0%)
SOVEREIGN (4.0%)
  Republic of Bulgaria Discount Bond
    'A' Euro
      (c)7.063%,  7/28/24                              4,550             3,481
  Republic of Bulgaria Front-Loaded
    Interest Reduction Bond
      (a)0.00%,  7/28/12                               3,000             2,235
  Republic of Bulgaria Past
    Due Interest Bond
      (c)7.063%,  7/28/11                              2,400             1,812
                                                                   -----------
                                                                         7,528
                                                                   -----------
------------------------------------------------------------------------------
COLOMBIA (2.3%)
CORPORATE (0.5%)
  Occidente y Caribe 'B'
    (b)14.00%,  3/15/04                                1,250               937
                                                                   -----------
SOVEREIGN (1.8%)
  Republic of Colombia
    9.75%,  4/23/09                                    1,400             1,180
    11.75%,  2/25/20                                   2,635             2,266
                                                                   -----------
                                                                         3,446
                                                                   -----------
                                                                         4,383
                                                                   -----------
------------------------------------------------------------------------------
INDIA (0.1%)
CORPORATE (0.1%)
  Surashtra Cement and Chemical Ltd.
    (e,f)19.00%,  6/26/00                     INR     30,000               281
                                                                   -----------
------------------------------------------------------------------------------
INDONESIA (1.7%)
CORPORATE (1.7%)
  Indah  Kiat International Finance 'B'
    11.875%,  6/15/02                            U.S.$   900               608
  Tjiwi Kimia International Global Bond
    13.25%,  8/1/01                                    3,300             2,574
                                                                   -----------
                                                                         3,182
                                                                   -----------
------------------------------------------------------------------------------
IVORY COAST (0.2%)
SOVEREIGN (0.2%)
  Republic of Ivory Coast Front-Load
    Interest Reduction Bond
      (c,f)2.00%,  3/29/18                             2,400               288
                                                                   -----------
------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                       AMOUNT         VALUE
                                                        (000)         (000)
------------------------------------------------------------------------------
MALAYSIA (1.8%)
CORPORATE (1.8%)
  TM Global Inc., Series 144
    (b)8.00%,  12/7/10                         U.S.$   3,300       U.S.$ 3,366
                                                                   -----------
------------------------------------------------------------------------------
MEXICO (26.4%)
CORPORATE (4.4%)
  Grupo Iusacell SA de CV
    (b)14.25%,  12/1/06                                1,100             1,088
  Pemex Project Funding Master Trust
    (b)9.125%,  10/13/10                               2,800             2,784
  Petroleos Mexicanos
    9.50%,  9/15/27                                    2,700             2,788
  TV Azteca 'B'
    (b)10.50%,  2/15/07                                1,800             1,701
                                                                   -----------
                                                                         8,361
                                                                   -----------
SOVEREIGN (22.0%)
  United Mexican States
    (c)0.00%,  6/30/03                                 3,081                --@
       9.875%,  2/1/10                                 1,300             1,399
  United Mexican States Discount Bond
    'A'
      (c)7.313%,  12/31/19                            18,200            18,109
  United Mexican States Discount Bond
    'D'
      (c)7.925%,  12/31/19                             3,500             3,482
  United Mexican States Euro Bond
    10.375%,  2/17/09                                  5,100             5,590
  United Mexican States Global Bond
    11.50%,  5/15/26                                     250               304
  United Mexican States Par Bond 'W-A'
    6.25%,  12/31/19                                   2,850             2,594
  United Mexican States Par Bond 'W-B'
    6.25%,  12/31/19                                  11,350            10,328
                                                                   -----------
                                                                        41,806
                                                                   -----------
                                                                        50,167
                                                                   -----------
------------------------------------------------------------------------------
MOROCCO (1.2%)
SOVEREIGN (1.2%)
  Morocco R&C 'A'
    (c)7.75%,  1/1/09                                  2,516             2,185
                                                                   -----------
------------------------------------------------------------------------------
PANAMA (0.9%)
SOVEREIGN (0.9%)
  Republic of Panama Global Bond
    10.75%,  5/15/20                                   1,300             1,284
  Republic of Panama Past Due
    Interest Bond PIK
      (c)0.00%,  7/17/16                                 500               381
         7.063%,  7/17/16                                  9                 6
                                                                   -----------
                                                                         1,671
                                                                   -----------
------------------------------------------------------------------------------


PERU (1.0%)
SOVEREIGN (1.0%)
  Republic of Peru Front-Loaded
    Interest Reduction Bond
      (a)3.75%,  3/7/17                        U.S.$   2,700       U.S.$ 1,586
      (a,b)3.75%,  3/7/17                                498               293
                                                                   -----------
                                                                         1,879
                                                                   -----------
------------------------------------------------------------------------------
PHILIPPINES (2.0%)
CORPORATE (0.3%)
  Bayan Telecommunications, Inc.
    (b)13.50%,  7/15/06                                1,800               576
                                                                   -----------
SOVEREIGN (1.7%)
  Republic of Philippines
    10.625%,  3/16/25                                  3,950             3,259
                                                                   -----------
                                                                         3,835
                                                                   -----------
------------------------------------------------------------------------------
POLAND (1.1%)
CORPORATE (1.1%)
  Netia Holdings II BV
    (b)13.125%,  6/15/09                               1,300             1,059
  PTC International Finance II SA
    (b)11.25%,  12/1/09                                1,000               975
                                                                   -----------
                                                                         2,034
                                                                   -----------
------------------------------------------------------------------------------
RUSSIA (12.8%)
SOVEREIGN (12.8%)
  Russian Federation
    (a,b)2.25%,  3/31/30                              22,744             8,529
    (b)8.25%,  3/31/10                                 9,226             5,778
       10.00%,  6/26/07                                1,250               917
       12.75%,  6/24/28                               10,850             9,019
                                                                   -----------
                                                                        24,243
                                                                   -----------
------------------------------------------------------------------------------
SOUTH KOREA (3.9%)
SOVEREIGN (3.9%)
  Republic of  Korea
    8.875%,  4/15/08                                   6,800             7,365
                                                                   -----------
------------------------------------------------------------------------------
TURKEY (0.8%)
CORPORATE (0.8%)
  Cellco Finance
    (b)15.00%,  8/1/05                                 1,610             1,570
                                                                   -----------
------------------------------------------------------------------------------
UKRAINE (0.5%)
SOVEREIGN (0.5%)
  Ukraine Government
    11.00%,  3/15/07                                   1,350               948
                                                                   -----------
------------------------------------------------------------------------------
VENEZUELA (4.6%)
SOVEREIGN (4.6%)
  Republic of Venezuela Debt
    Conversion Bond 'DL'
      (c)7.00%,  12/18/07                              3,000             2,422
------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

                                                        FACE
                                                       AMOUNT         VALUE
                                                        (000)         (000)
------------------------------------------------------------------------------
VENEZUELA (CONTINUED)
SOVEREIGN (CONTINUED)
  Republic of Venezuela Global Bond
    9.25%,  9/15/27                            U.S.$   3,700       U.S.$ 2,405
  Republic of Venezuela Par Bond
    6.75%,  3/31/20                                    5,250             3,928
                                                                   -----------
                                                                         8,755
                                                                   -----------
------------------------------------------------------------------------------
TOTAL DEBT INSTRUMENTS
  (Cost U.S.$193,074)                                                  189,648
                                                                   -----------
------------------------------------------------------------------------------

                                                     NO. OF
                                                    WARRANTS
------------------------------------------------------------------------------
WARRANTS(0.0%)
------------------------------------------------------------------------------
COLOMBIA (0.0%)
  (g)Occidente y Caribe,
    expiring 3/15/04                                  41,200                26
                                                                   -----------
------------------------------------------------------------------------------
VENEZUELA (0.0%)
  (g)Venezuela Oil Warrants                            6,530                --@
                                                                   -----------
------------------------------------------------------------------------------
TOTAL WARRANTS
  (Cost U.S.$27)                                                            26
                                                                   -----------
------------------------------------------------------------------------------
TOTAL INVESTMENTS(100.0%)
  (Cost U.S.$193,101)                                                  189,674
                                                                   -----------
------------------------------------------------------------------------------

                                                       AMOUNT        AMOUNT
                                                       (000)          (000)
------------------------------------------------------------------------------
OTHER ASSETS
  Interest Receivable                          U.S.$   4,607
  Receivable for Investments Sold                        649
  Other Assets                                            14             5,270
                                               -------------       -----------
------------------------------------------------------------------------------
LIABILITIES
  Payable For:
    Dividends Declared                                (9,350)
    Reverse Repurchase
      Agreements                                      (1,475)
    Investments Purchased                             (1,257)
    Bank Overdraft                                    (1,152)
    Investment Advisory
      Fees                                              (160)
    Directors' Fees and
      Expenses                                           (83)
    Deferred Country Taxes                               (68)
    Professional Fees                                    (65)
    Shareholder Reporting Expenses                       (39)
    Administrative Fees                                  (22)
    Custodian Fees                                       (15)
  Other Liabilities                                     (124)          (13,810)
                                               -------------       -----------
------------------------------------------------------------------------------


NET ASSETS (100%)
  Applicable to 22,046,681, issued and outstanding
    U.S.$0.01 par value shares (100,000,000 shares
      authorized)                                                 U.S.$181,134
                                                                  ------------
------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                         U.S.$   8.22
                                                                  ------------
------------------------------------------------------------------------------
AT DECEMBER 31, 2000, NET ASSETS CONSISTED OF:
  Common Stock                                                    U.S.$    220
  Paid-in Capital                                                      279,105
  Undistributed Net Investment Income                                      181
  Accumulated Net Realized Loss                                        (94,877)
  Unrealized Depreciation on Investments and Foreign
    Currency Translations(net of accrued foreign taxes
    of U.S.$68 on unrealized appreciation)                              (3,495)
                                                                  ------------
------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  U.S.$181,134
                                                                  ------------
------------------------------------------------------------------------------

(a) -- Step Bond - coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2000. Maturity date disclosed is ultimate maturity.
(b) -- 144A - Certain conditions for public sale may exist.
(c) -- Variable/floating rate security - rate disclosed is as of December 31, 2000.
(d) -- Denotes all or a portion of securities subject to repurchase under Reverse Repurchase Agreements as of December 31, 2000. See note A-4 to financial statements.
(e) -- Security valued at fair value - see note A-1 to financial statements.
(f) -- Security in default.
(g) -- Non-income producing.

@ -- Amount less than U.S.$500.
PIK -- Payment-in-Kind. Income may be paid in additional securities or cash at the discretion of the issuer.
------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.


                                                                                                YEAR ENDED
                                                                                            DECEMBER 31, 2000
STATEMENT OF OPERATIONS                                                                           (000)
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ........................................................................         U.S.$   31,455
  Dividends .......................................................................                    454
  Less: Foreign Taxes Withheld ....................................................                   (443)
-------------------------------------------------------------------------------------------------------------
      Total Income.................................................................                 31,466
-------------------------------------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees ........................................................                  1,895
  Interest Expense on Borrowings ..................................................                  1,835
  Administrative Fees .............................................................                    228
  Professional Fees ...............................................................                    124
  Shareholder Reporting Expenses ..................................................                     86
  Custodian Fees ..................................................................                     74
  Transfer Agent Fees .............................................................                     29
  Directors' Fees and Expenses ....................................................                     29
  Other Expenses ..................................................................                     90
-------------------------------------------------------------------------------------------------------------
    Total Expenses ................................................................                  4,390
-------------------------------------------------------------------------------------------------------------
      Net Investment Income .......................................................                 27,076
-------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
  Investment Securities Sold (net of foreign tax expense of U.S.$224) .............                 19,104
  Foreign Currency Transactions ...................................................                 (2,726)
-------------------------------------------------------------------------------------------------------------
    Net Realized Gain .............................................................                 16,378
-------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
  Depreciation on Investments .....................................................                (22,621)
  Depreciation on Foreign Currency Translations ...................................                    (68)
-------------------------------------------------------------------------------------------------------------
    Change in Unrealized Appreciation/Depreciation ................................                (22,689)
-------------------------------------------------------------------------------------------------------------
Net Realized Gain and Change in Unrealized Appreciation/Depreciation ..............                 (6,311)
-------------------------------------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................         U.S.$   20,765
=============================================================================================================

                                                                          YEAR ENDED           YEAR ENDED
                                                                       DECEMBER 31, 2000    DECEMBER 31, 1999
STATEMENT OF CHANGES IN NET ASSETS                                           (000)                (000)
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income ............................................     U.S.$  27,076        U.S.$  23,978
  Net Realized Gain (Loss) .........................................            16,378                 (930)
  Change in Unrealized Appreciation/Depreciation ...................           (22,689)              28,818
-------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations .............            20,765               51,866
-------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income ............................................           (23,900)             (21,876)
  In Excess of Net Investment Income ...............................                --                 (269)
-------------------------------------------------------------------------------------------------------------
  Total Distributions ..............................................           (23,900)             (22,145)
-------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (195,910 shares in 1999) ...........                --                1,464
-------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) ........................................            (3,135)              31,185
Net Assets:
  Beginning of Period ..............................................           184,269              153,084
-------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed/(distributions in excess
    of) net investment income of U.S. $181 and U.S.$(269),
    respectively) ...........................................            U.S.$ 181,134        U.S.$ 184,269
=============================================================================================================


   The accompanying notes are an integral part of the financial statements.

                                                                                                           YEAR ENDED
                                                                                                       DECEMBER 31, 2000
STATEMENT OF CASH FLOWS                                                                                      (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
    Proceeds from Sales of Investments                                                                   U.S. $ 576,988
    Purchases of Investments                                                                                   (557,805)
    Net Decrease in Short-Term Investments                                                                       16,339
    Net Realized Loss on Foreign Currency Transactions                                                           (2,683)
    Investment Income                                                                                            27,798
    Interest Expense Paid                                                                                        (1,912)
    Operating Expenses Paid                                                                                      (2,646)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities                                                                    56,079
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Cash Paid for Reverse Repurchase Agreements                                                                 (37,306)
    Cash Distributions Paid                                                                                     (20,864)
    Net Cash Received from Bank                                                                                  1,152
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Used for Financing Activities                                                                      (57,018)
---------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Cash                                                                                           (939)

CASH AT BEGINNING OF PERIOD                                                                                         939
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                    U.S. $
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RECONCILIATION OF NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
---------------------------------------------------------------------------------------------------------------------------
    Net Investment Income                                                                                U.S. $  27,076
    Proceeds from Sales of Investments                                                                          576,988
    Purchases of Investments                                                                                   (557,805)
    Net Decrease in Short-Term Investments                                                                       16,339
    Net Realized Loss on Foreign Currency Transactions                                                           (2,683)
    Net Decrease in Receivables Related to Operations                                                             1,643
    Net Decrease in Payables Related to Operations                                                                 (166)
    Accretion/Amortization of Discounts and Premiums                                                             (5,313)
---------------------------------------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities                                                            U.S. $  56,079
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA
AND RATIOS:                                                             YEARS ENDED DECEMBER 31,
                                   -----------------------------------------------------------------------------------------------
                                             2000               1999               1998                1997              1996
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.... U.S.$   8.36       U.S.$   7.01       U.S.$  15.21        U.S.$  17.31      U.S.$  12.40
----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income...................         1.23               1.09               1.27                1.34              1.75
Net Realized and Unrealized Gain (Loss)
   on Investments.......................        (0.29)              1.27              (5.12)               1.27              4.24
----------------------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations....         0.94               2.36              (3.85)               2.61              5.99
----------------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income.................        (1.08)             (1.00)             (1.39)              (1.27)            (1.08)
  In Excess of Net Investment Income....           --              (0.01)             (0.02)                 --                --
  Net Realized Gain.....................           --                 --                 --               (3.44)               --
  In Excess of Net Realized Gain........           --                 --              (2.94)                 --                --
----------------------------------------------------------------------------------------------------------------------------------
    Total Distributions.................        (1.08)             (1.01)             (4.35)              (4.71)            (1.08)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD.......... U.S.$   8.22       U.S.$   8.36       U.S.$   7.01        U.S.$  15.21      U.S.$  17.31
==================================================================================================================================
PER SHARE MARKET VALUE, END OF PERIOD... U.S.$   6.88       U.S.$   6.81       U.S.$   7.19        U.S.$  15.38      U.S.$  15.13
==================================================================================================================================
TOTAL INVESTMENT RETURN:
  Market Value..........................        16.49%              8.55%            (32.04)%             40.81%            30.86%
  Net Asset Value (1)...................        13.50%             36.58%            (33.00)%             21.71%            50.98%
----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS)... U.S.$181,134       U.S.$184,269       U.S.$153,084        U.S.$327,556      U.S.$372,644
----------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.         2.32%              2.28%              2.75%               2.27%             2.59%
Ratio of Expenses Excluding Interest
  Expense and Country Tax Expense to
  Average Net Assets....................         1.34%              1.35%              1.47%               1.51%             1.38%
Ratio of Net Investment Income to
  Average Net Assets....................        14.31%             14.53%             12.50%               8.80%            12.14%
Portfolio Turnover Rate.................          272%               178%               308%                361%              373%
----------------------------------------------------------------------------------------------------------------------------------

(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.



        The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000
----------

    Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") was incorporated in Maryland on May 6, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in debt securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION:In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sale price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices or the bid price if only bid quotations are available. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Securities may be valued by independent pricing services. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

2. TAXES:It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS:The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Statement of Net Assets.

    At December 31, 2000, the Fund had reverse repurchase agreements outstanding with J.P. Morgan as follows:

                                                 MATURITY IN
                                                  LESS THAN
                                                   365 DAYS
                                                 -----------
    Value of Securities Subject to
     Repurchase......................         $  2,806,000
    Liability Under Reverse
     Repurchase Agreement............         $  1,475,000
    Interest Rate....................                 6.40%

     The average weekly balance of reverse repurchase agreements outstanding during the year ended De-cember 31, 2000 was approximately $29,072,000 at a weighted average interest rate of 5.77%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

7. LOAN AGREEMENTS:The Fund may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Fund. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations be-tween potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8.  FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES:The
    Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

9. SECURITIES SOLD SHORT:The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote as pledged on the custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

10. WRITTEN OPTIONS:The Fund may write covered call options in an attempt to increase the Fund's total return. The Fund will receive premiums that are recorded as liabilities and subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, the Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase.

11. SWAP AGREEMENTS:A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The following summarizes the types of swaps that the Fund may enter into:

    INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The Fund may utilize interest rate swaps in an attempt to increase income while limiting the Fund's exposure to market fluctuations in interest rates. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations.

    TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount and provide the Fund with the full benefit on an investment in a security without an initial cash outlay. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

    Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the
                                       13

    Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

    Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

12. STRUCTURED SECURITIES:The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

13. OVER-THE-COUNTER TRADING:Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange- traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the year ended December 31, 2000, the Fund's investments in derivative instruments included foreign currency exchange contracts, securities sold short, structured securities, futures and over-the-counter trading.

14. OTHER:Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt. Distributions to shareholders are recorded on the ex-dividend date.

    The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

    Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

    Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid-in capital.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the Fund's financial statements.

B. Morgan Stanley Dean Witter Investment Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its corporate affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchase and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.
                                       14

E. During the year ended December 31, 2000, the Fund made purchases and sales totaling approximately $559,062,000 and $573,078,000 respectively, of investment securities other than long-term U.S. Government securities, purchased options and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At December 31, 2000, the U.S. Federal income tax cost basis of securities was approximately $194,555,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $4,885,000, of which $2,678,000 related to appreciated securities and $7,563,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $91,485,000 available to offset future capital gains, of which $77,686,000 will expire on December 31, 2006 and $13,799,000 will expire on December 31, 2007. During the year ended December 31, 2000, the Fund utilized capital loss carryforward, for U.S. Federal tax purposes, of approximately $15,470,000. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. For the year ended December 31, 2000, the Fund intends to elect to defer to January 1, 2001, for U.S. Federal income tax purposes, post-October capital losses of $1,724,000.

F. A significant portion of the Fund's net assets consist of securities of issuers located in emerging markets or which are denominated in foreign currencies. Such investments may be concentrated in a limited number of countries and regions and may vary throughout the year. Changes in currency exchange rates will affect the value of and investment income from foreign currency denominated securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

These investments may be traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Statement of Net Assets and the differences could be material.

G. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At December 31, 2000, the deferred fees payable under the Plan totaled $83,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

H. During December 2000, the Board of Directors declared a distribution of $0.4241 per share, derived from net investment income, payable on January 12, 2001, to shareholders of record on December 22, 2000.

FEDERAL INCOME TAX INFORMATION (UNAUDITED):

    For the year ended December 31, 2000, the Fund expects to pass through to shareholders foreign tax credits totaling approximately $233,000. In addition, for the year ended December 31, 2000, gross income derived from sources within a foreign country totaled $31,700,000.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
----------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc.

We have audited the accompanying statement of net assets of Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. (the "Fund") as of December 31, 2000, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 1999 and the financial highlights for each of the four years in the period then ended were audited by other auditors whose report, dated February 18, 2000, expressed an unqualified opinion on that statement and financial highlights.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. at December 31, 2000, and the results of its operations and its cash flows, changes in its net assets, and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                              /s/ Ernst & Young LLP

Boston, Massachusetts
February 2, 2001

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                    Morgan Stanley Dean Witter Emerging Markets Debt Fund, Inc. Boston Equiserve
                    Dividend Reinvestment Unit
                    P.O. Box 1681
                    Boston, MA 02105-1681
                    1-800-730-6001